Exhibit 99.1

FACTOR CAPITAL MANAGEMENT LLC
FINANCIAL STATEMENTS
DECEMBER 31, 2012

INDEX

Page

Financial Statements

Accountants' Report	1-2

Statement of Financial Condition	3

Statement of Operations	4

Statement of Changes in Members' Equity	5

Statement of Cash Flows	6

Notes to Financial Statements	7-10

To the Member of

Factor Capital Management, LLC

New York, NY

We have audited the accompanying financial statements of Factor Capital Management, LLC (a Delaware limited liability company), which comprise the balance sheet as of December 31, 2012, and the related statements of operations, changes in member's equity and cash flows for the year then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Factor Capital Management, LLC as of December 31, 2012, and the results of operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Connolly and Company

Warren, NJ

March 28, 2013

31P Mountain Blvd. • Warren, NJ 07059 • Call (908) 754-7755 • Fax (908) 756-7191 • www.pc-cpa.com

FACTOR CAPITAL MANAGEMENT, LLC
STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 2012

ASSETS

ASSETS
Investment in FactorShares 2X: S&P500 Bull/Tbond Bear	$418
Investment in FactorShares 2X: TBond Bull/S&P500 Bear	776
Investment in FactorShares 2X: S&P500 Bull/USD Bear	861
Investment in FactorShares 2X: Oil Bull/S&P500 Bear	379
Investment in FactorShares 2X: Gold Bull/S&P500 Bear	835
Management Fee Receivable	8,428

TOTAL ASSETS	$11,697

LIABILITIES AND MEMBERS’ EQUITY

LIABILITIES
Accounts Payable	$70,383

TOTAL LIABILITIES	$70,383

MEMBERS’ EQUITY	$(58,686)

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$11,697

See accompanying notes to financial statements.

3

FACTOR CAPITAL MANAGEMENT, LLC
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012

REVENUES
Management Fees	$122,254
TOTAL REVENUES	122,254

EXPENSES:
Licensing Fees	75,000
Portfolio Management Fees	190,607
Professional Fees	4,000
TOTAL EXPENSES	269,607

NET OPERATING LOSS	$(147,353)

OTHER COMPREHENSIVE INCOME (LOSS):
Unrealized losses on securities during the period	(1,114)

OTHER COMPREHENSIVE LOSS	(1,114)

TOTAL COMPREHENSIVE LOSS	$(148,467)

See accompanying notes to financial statements.

4

FACTOR CAPITAL MANAGEMENT, LLC
STATEMENT OF CHANGES IN MEMBERS’ EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2012

		Accumulated
		Other
	Member’s	Comprehensive
	Deficit	Income	Total
Balance at January 1, 2012	$(64,868)	$(617)	$(65,485)

Net Operating Loss	(147,353)	—	(147,353)

Capital contribution from Member	155,266	—	155,266

Other Comprehensive Income:

Net unrealized holding gains	—	(1,114)	(1,114)

Balance at December 31, 2012	$(56,955)	$(1,731)	$(58,686)

See accompanying notes to financial statements.

5

FACTOR CAPITAL MANAGEMENT, LLC
STATEMENT OF CASH FLOWS
FOR THE YEAR END DECEMBER 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES

Net Income	$(147,353)

ADJUSTMENTS TO RECONCILE NET INCOME TO NET
CASH PROVIDED BY OPERATING ACTIVITIES

Decrease in Accounts Receivable	5,752

(Decrease) in Accounts Payable	(14,665)

NET CASH USED IN
OPERATING ACTIVITIES	(156,266)

CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES	—

CASH FLOWS FROM FINANCING ACTIVITIES

Member Contribution	155,266

NET CASH PROVIDED BY
FINANCING ACTIVITIES	155,266

NET DECREASE IN CASH	(1,000)

CASH JANUARY 1, 2012	1,000

CASH DECEMBER 31, 2012	$—

See accompanying notes to financial statements.

6

FACTOR CAPITAL MANAGEMENT, LLC

Notes to Financial Statements

December 31, 2012

(1)	Organization and Basis of Presentation

Factor Capital Management, LLC (the “Company”), a Delaware limited liability company, was formed on November 2, 2009 and is a wholly owned subsidiary of Factor Advisors, LLC. The Company is registered as a commodity pool operator with the Commodity Futures Trading Commission and is a member of the National Futures Association. The Company serves as the managing owner of each of FactorShares 2X: S&P500 Bull/TBond Bear, FactorShares 2X: TBond Bull/S&P500 Bear, FactorShares 2X: S&P500 Bull/USD Bear, FactorShares 2X: Oil Bull/S&P500 Bear and FactorShares 2X: Gold Bull/S&P500 Bear (collectively referred to as the “Funds”) and is also the commodity pool operator for the Funds.

On July 16, 2012, GENCAP Ventures, LLC, a Texas limited liability company, became the sole member and owner of Factor Advisors, LLC, pursuant to a definitive Purchase and Sales Agreement with Factor Advisors Holding Co., LLC, Factor Advisors, LLC and the Company. The transaction constituted a change of control of the Company.

GENCAP Ventures, LLC is wholly-owned and controlled by Esposito Private Equity Group, a Texas-based private equity investment firm.

GENCAP Venture, LLC acquired Factor Advisors, LLC from Factor Advisors Holding Co., LLC in consideration of rights to participate in certain future revenues of GENCAP Ventures, LLC, including the management fee earned paid by the Funds to the Company.

(2)	Summary of Significant Accounting Policies

(a)	Basis of Accounting

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles.

(b)	Use of Estimates

The preparation of the financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenues and expenses and disclosure of contingent assets and liabilities during the reporting period of the financial statements. Actual results could differ from those estimates.

(c)	Cash and cash equivalents

The Company defines cash and cash equivalents to be highly liquid investments, with original maturities of three months or less.

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FACTOR CAPITAL MANAGEMENT, LLC

Notes to Financial Statements (continued)

December 31, 2012

(d)	Income Taxes

The Company is classified as a partnership for United States federal income tax purposes. Accordingly, the Company will not incur United States federal income taxes. No provision for federal, state, local income taxes has been made in the accompanying statement of assets and liabilities, as the sole owner is individually responsible for their own income taxes, if any, on the Company’s income, gain, loss, deductions and other items.

(e)	Financial Instruments and Fair Value

The Company discloses the fair value of its investments in the Funds in accordance with the Financial Accounting Standards Board (FASB) fair value measurement and disclosure guidance which requires a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The disclosure requirements establish a fair value hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent to the Fund (observable inputs); and (2) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the disclosure requirements hierarchy are as follows:

Level I: Quoted prices (unadjusted) in active markets for identical assets and liabilities that the reporting entity has the ability to access at the measurement date.

Level II: Inputs other than quoted prices included within Level I that are observable for the asset or liability, either directly or indirectly. Level II inputs include the following: quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market-corroborated inputs).

Level III: Unobservable pricing input at the measurement date for the asset or liability. Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available.

In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest input level that is significant to the fair value measurement in its entirety.

Fair value measurements also require additional disclosure when the volume and level of activity for the asset or liability have significantly decreased, as well as when circumstances indicate that a transaction is not orderly.

8

FACTOR CAPITAL MANAGEMENT, LLC

Notes to Financial Statements (continued)

December 31, 2012

The following table summarizes the valuation of investments at December 31, 2012 using the fair value hierarchy:

	Investments in Funds	Total
Level I – Quoted Prices	$3,269	$3,269

Total	$3,269	$3,269

There were no Level II or Level III type holdings as of December 31, 2012.

During the year ended December 31, 2012, there were no significant transfers between any of the Level types.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

(f)	Related Party Transactions

Each Fund pays the Company a management fee, monthly in arrears, in an amount equal to 0.75% per annum of the daily net asset value of such Fund (the “Management Fee”). The Management Fee is paid in consideration of the Company’s advisory services to the Funds. From the Management Fee, the Company will be responsible for paying any license fee relating to the indexes tracked by the Funds.

The Company has appointed Interactive Brokers, LLC (“Interactive Brokers”) to provide the Company with portfolio management services. Interactive Brokers is a member of Factor Advisors Holding Co., LLC. Factor Advisors Holding Co. LLC receives revenue payments from GENCAP Ventures, LLC, parent of the Company. The Company incurred fees of $190,607 for such services for the year ended December 31, 2012.

The Company has purchased 40 Units of each Fund in exchange for a capital contribution of $1,000 to each Fund. Units are a class of units of beneficial interest of a Fund that are issued in exchange for a capital contribution to a Fund and represent units of fractional undivided beneficial interest in and ownership of such Fund.

(3)	Subsequent Events

The Company evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the statement of assets and liabilities were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

9

FACTOR CAPITAL MANAGEMENT, LLC

Notes to Financial Statements (continued)

December 31, 2012

(4)	Economic Dependency

As shown in the financial statements, The Company incurred a net loss of $147,353 during the year ended December 31, 2012, and as of that date the Company’s liabilities exceeded its assets by $58,686. The Company was able to pay its expenses in excess of revenue due to the capital contributions provided by its indirect parent, GENCAP Ventures, LLC which will continue to cover any additional losses incurred by the Company in 2013.

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